Exhibit 99.1

FTI Consulting, Inc.

Fourth Quarter and Fiscal 2015 Earnings Conference Call

Cautionary Note About Forward-Looking Statements

This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions and other matters, business trends and other information that is not historical, including statements regarding estimates of our medium-term growth targets or other future financial results. When used in this press release, words such as “anticipates,” “aspirational,” “estimates,” “expects,” “goals,” “intends,” “believes,” “forecasts,” “targets,” “objectives” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs, projections and growth targets are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates or growth targets will be achieved, and the Company’s actual results may differ materially from our expectations, beliefs, estimates and growth targets. The Company has experienced fluctuating revenues, operating income and cash flow in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, adverse financial, real estate or other market and general economic conditions, which could impact each of our segments differently, the pace and timing of the consummation and integration of past and future acquisitions, the Company’s ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients and other risks described under the heading “Item 1A Risk Factors” in the Company’s most recent Form 10-K filed with the SEC and in the Company’s other filings with the SEC, including the risks set forth under “Risks Related to Our Reportable Segments” and “Risks Related to Our Operations.” We are under no duty to update any of the forward looking statements to conform such statements to actual results or events and do not intend to do so.

Today’s Speakers

Steven Gunby President & Chief Executive Officer

David Johnson Chief Financial Officer

Catherine Freeman SVP, Controller & Chief Accounting Officer

Fourth Quarter and Fiscal 2015

Financial Review

All numbers in $000s, except for per share data and percentages

Q4 2015 Q3 2015% Variance Q4 2014% Variance

Revenues $ 442,204 $ 455,470(2.9%) $ 425,158 4.0%

Fully Diluted Earnings Per Share $ 0.25 $ 0.25—$ 0.02 -

Adjusted Earnings Per Diluted Share(1) $ 0.24 $ 0.53(54.7%) $ 0.04 -

Adjusted EBITDA(1) $ 35,203 $ 56,102(37.3%) $ 36,058(2.4%)

Adjusted EBITDA Margin (1) 8.0% 12.3%—8.5% -

FY 2015 FY 2014% Variance

Revenues $ 1,779,149 $ 1,756,212 1.3%

Fully Diluted Earnings Per Share $ 1.58 $ 1.44 9.7%

Adjusted Earnings Per Diluted Share(1) $ 1.84 $ 1.64 12.2%

Adjusted EBITDA(1) $ 205,762 $ 210,552(2.3%)

Adjusted EBITDA Margin (1) 11.6% 12.0% -

(1) See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definitions and reconciliations of Adjusted EBITDA and Adjusted Earnings Per Diluted Share, which are non-GAAP financial measures, to the most directly comparable GAAP measures, and the definition of Adjusted EBITDA Margin.

Fourth Quarter and Fiscal 2015
Segment Financial Review

All numbers in $000s, except for percentages

	Q4 2015	Q3 2015	% Variance	Q4 2014	% Variance	FY 2015	FY 2014	% Variance
Corporate Finance & Restructuring								
Revenue	$ 111,586	$ 113,487	(1.7%)	$ 93,072	19.9%	$ 440,398	$ 391,115	12.6%
Adjusted Segment EBITDA[1]	$ 18,927	$ 26,662	(29.0%)	$ 9,874	91.7%	$ 90,101	$ 55,492	62.4%
Adjusted Segment EBITDA Margin [1]	17.0%	23.5%	-	10.6%	-	20.5%	14.2%	-
Forensic and Litigation Consulting								
Revenue	$ 116,715	$ 116,158	0.5%	$ 121,138	(3.7%)	$ 482,269	$ 483,380	(0.2%)
Adjusted Segment EBITDA[1]	$ 8,811	$ 13,406	(34.3%)	$ 19,443	(54.7%)	$ 64,267	$ 90,468	(29.0%)
Adjusted Segment EBITDA Margin [1]	7.5%	11.5%	-	16.1%	-	13.3%	18.7%	-
Economic Consulting								
Revenue	$ 118,589	$ 114,541	3.5%	$ 106,468	11.4%	$ 447,909	$ 451,040	(0.7%)
Adjusted Segment EBITDA[1]	$ 18,828	$ 16,654	13.1%	$ 9,783	92.5%	$ 62,330	$ 59,282	5.1%
Adjusted Segment EBITDA Margin [1]	15.9%	14.5%	-	9.2%	-	13.9%	13.1%	-
Technology								
Revenue	$ 46,551	$ 55,568	(16.2%)	$ 58,168	(20.0%)	$ 218,599	$ 241,310	(9.4%)
Adjusted Segment EBITDA[1]	$ 5,958	$ 10,813	(44.9%)	$ 13,258	(55.1%)	$ 39,010	$ 63,545	(38.6%)
Adjusted Segment EBITDA Margin [1]	12.8%	19.5%	-	22.8%	-	17.8%	26.3%	-
Strategic Communications								
Revenue	$ 48,763	$ 55,716	(12.5%)	$ 46,312	5.3%	$ 189,974	$ 189,367	0.3%
Adjusted Segment EBITDA[1]	$ 7,627	$ 8,717	(12.5%)	$ 7,420	2.8%	$ 27,727	$ 22,588	22.8%
Adjusted Segment EBITDA Margin [1]	15.6%	15.6%	-	16.0%	-	14.6%	11.9%	-

FTI CONSULTING

(1) See "Financial Tables" and "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definition and reconciliation of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure, and the definition of Adjusted Segment EBITDA Margin.

5

Fourth Quarter and Fiscal 2015

Geographic Review

Percentage of Revenues Revenue Growth

Region Q4 2015 FY 2015 Q4 2015 vs. Q4 2014 FY 2015 vs. FY 2014

North America 71.4% 73.1% 3.1% 2.3%

EMEA 20.6% 18.3% 8.1% 2.7%

Asia Pacific 5.3% 5.9% 4.2%(8.5%)

Latin America 2.7% 2.7%(2.7%)(8.7%)

Fiscal 2015 and Fiscal 2014

Cash Position/Capital Allocation

All numbers in $000s except for DSOs

FY 2015 FY 2014

Cash and cash equivalents $ 149,760 $ 283,680

Accounts receivable, net $ 499,784 $ 485,101

Days sales outstanding (“DSO”) 97 97

Net cash provided by operating activities $ 139,920 $ 135,401

Purchases of property and equipment $ 31,399 $ 39,256

Payments for acquistion of businesses, net of cash received $ 575 $ 23,467

Purchase and retirement of common stock(1) $ 26,532 $ 4,367

Total Debt (2) $ 500,000 $ 711,000

(1) 2013 purchase and retirement of common stock settled in 2014.

(2) Total debt excludes the reduction for deferred debt issue costs of $5.2 million and $11.6 million as of December 31, 2015 and 2014, respectively.

Fourth Quarter and Fiscal 2015

Question & Answer Session

Q&A

Financial Tables

Condensed Consolidated Statements of Comprehensive Income (Loss): Three Months Ended December 31, 2015 and 2014 and September 30, 2015

All numbers in $000s, except for per share data

Three Months Ended December 31, Three Months Ended September 30,

2015 2014 2015

Revenues $442,204 $425,158 $455,470

Operating expenses

Direct cost of revenues 299,336 281,689 301,609

Selling, general & administrative expenses 116,351 115,965 105,058

Special charges—1,628 -

Acquisition-related contingent consideration(55)(85) 159

Amortization of other intangible assets 2,807 4,055 2,900

418,439 403,252 409,726

Operating income $23,765 $21,906 $45,744

Other income (expense)

Interest income & other 392 1,205 2,027

Interest expense(6,231)(12,488)(11,696)

Loss on early extinguishment of debt —(19,589)

(5,839)(11,283)(29,258)

Income before income tax provision $17,926 $10,623 $16,486

Income tax provision 7,577 9,702 6,177

Net income $10,349 $921 $10,309

Earnings per common share – basic 0.25 0.02 0.25

Earnings per common share – diluted 0.25 0.02 0.25

Weighted average common shares outstanding – basic 41,078 39,991 41,094

Weighted average common shares outstanding– diluted 41,879 41,090 41,982

Other comprehensive loss, net of tax

Foreign currency translation adjustments, net of tax $0($4,315)($19,059)($17,229)

Total other comprehensive loss, net of tax($4,315)($19,059)($17,229)

Comprehensive income (loss) $6,034($18,138)($6,920)

Condensed Consolidated Statements of Comprehensive Income: Twelve Months Ended December 31, 2015 and 2014

All numbers in $000s, except for per share data

Year Ended December 31,

2015 2014

Revenues $1,779,149 $1,756,212

Operating expenses

Direct cost of revenues 1,171,444 1,144,757

Selling, general & administrative expenses 432,668 433,845

Special charges—16,339

Acquisition-related contingent consideration(1,200)(1,676)

Amortization of other intangible assets 11,726 15,521

1,614,638 1,608,786

Operating income $164,511 $147,426

Other income (expense)

Interest income & other 3,232 4,670

Interest expense(42,768)(50,685)

Loss on early extinguishment of debt(19,589) -

(59,125)(46,015)

Income before income tax provision $105,386 $101,411

Income tax provision 39,333 42,604

Net income $66,053 $58,807

Earnings per common share – basic 1.62 1.48

Earnings per common share – diluted 1.58 1.44

Weighted average common shares outstanding – basic 40,846 39,726

Weighted average common shares outstanding– diluted 41,729 40,729

Other comprehensive loss, net of tax

Foreign currency translation adjustments, net of tax $0($28,727)($29,179)

Total other comprehensive loss, net of tax($28,727)($29,179)

Comprehensive income $37,326 $29,628

Operating Results by Business Segment: Three Months Ended December 31, 2015 and 2014

All numbers in $000s, except for bill rate per hour and headcount data

Three Months Ended December 31, 2015

	Revenues	Adjusted EBITDA[1]	Adjusted Segment EBITDA Margin[1]	Utilization	Average Billable Rate	Revenue-Generating Headcount (at period end)
Corporate Finance & Restructuring	$111,586	$18,927	17.0%	62%	$386	838
Forensic and Litigation Consulting	116,715	8,811	7.5%	60%	$330	1,131
Economic Consulting	118,589	18,828	15.9%	70%	$529	599
Technology[2]	46,551	5,958	12.8%	N/M	N/M	349
Strategic Communications[2]	48,763	7,627	15.6%	N/M	N/M	599
Total	$442,204	$60,151	13.6%			3,516
Unallocated Corporate		(24,948)				
Adjusted EBITDA[1]		$35,203	8.0%			

Three Months Ended December 31, 2014

	Revenues	Adjusted EBITDA[1]	Adjusted Segment EBITDA Margin[1]	Utilization	Average Billable Rate	Revenue-Generating Headcount (at period end)
Corporate Finance & Restructuring	$93,072	$9,874	10.6%	61%	$368	706
Forensic and Litigation Consulting	121,138	19,443	16.1%	64%	$313	1,154
Economic Consulting	106,468	9,783	9.2%	69%	$503	574
Technology[2]	58,168	13,258	22.8%	N/M	N/M	344
Strategic Communications[2]	46,312	7,420	16.0%	N/M	N/M	566
Total	$425,158	$59,778	14.1%			3,344
Unallocated Corporate		(23,720)				
Adjusted EBITDA[1]		$36,058	8.5%			

[1] See "End Notes: FTI Consulting Non GAAP Data Reconciliations" for the definitions of Adjusted EBITDA, Adjusted Segment EBITDA, and Adjusted Segment EBITDA Margin, which are non-GAAP financial measures, and the reconciliations of Adjusted EBITDA and Adjusted Segment EBITDA to the most directly comparable GAAP measures.

[2] The majority of the Technology and Strategic Communications segments' revenues are not generated based on billable hours. Accordingly, utilization and average billable rate metrics are not presented as they are not meaningful as a segment-wide metric.

FTI CONSULTING

12

Operating Results by Business Segment: Three Months Ended September 30, 2015

All numbers in $000s, except for bill rate per hour and headcount data

Three Months Ended September 30, 2015	Revenues	Adjusted EBITDA[1]	Adjusted Segment EBITDA Margin[1]	Utilization	Average Billable Rate	Revenue-Generating Headcount (at period end)
Corporate Finance & Restructuring	$113,487	$26,662	23.5%	69%	$390	830
Forensic and Litigation Consulting	116,158	13,406	11.5%	60%	$318	1,209
Economic Consulting	114,541	16,654	14.5%	71%	$523	594
Technology[2]	55,568	10,813	19.5%	N/M	N/M	354
Strategic Communications[2]	55,716	8,717	15.6%	N/M	N/M	594
Total	$455,470	$76,252	16.7%			3,581
Unallocated Corporate		(20,150)				
Adjusted EBITDA[1]		$56,102	12.3%			

[1] See "End Notes: FTI Consulting Non GAAP Data Reconciliations" for the definitions of Adjusted EBITDA, Adjusted Segment EBITDA, and Adjusted Segment EBITDA Margin, which are non-GAAP financial measures, and the reconciliations of Adjusted EBITDA and Adjusted Segment EBITDA to the most directly comparable GAAP measures.

[2] The majority of the Technology and Strategic Communications segments' revenues are not generated based on billable hours. Accordingly, utilization and average billable rate metrics are not presented as they are not meaningful as a segment-wide metric.

FTI CONSULTING

13

Operating Results by Business Segment: Twelve Months Ended December 31, 2015 and 2014

All numbers in $000s, except for bill rate per hour and headcount data

Year Ended December 31, 2015

	Revenues	Adjusted EBITDA[1]	Adjusted Segment EBITDA Margin[1]	Utilization	Average Billable Rate	Revenue-Generating Headcount (at period end)
Corporate Finance & Restructuring	$440,398	$90,101	20.5%	69%	$383	838
Forensic and Litigation Consulting	482,269	64,267	13.3%	64%	$319	1,131
Economic Consulting	447,909	62,330	13.9%	72%	$512	599
Technology[2]	218,599	39,010	17.8%	N/M	N/M	349
Strategic Communications[2]	189,974	27,727	14.6%	N/M	N/M	599
Total	$1,779,149	$283,435	15.9%			3,516
Unallocated Corporate		(77,673)				
Adjusted EBITDA[1]		$205,762	11.6%			

Year Ended December 31, 2014

	Revenues	Adjusted EBITDA[1]	Adjusted Segment EBITDA Margin[1]	Utilization	Average Billable Rate	Revenue-Generating Headcount (at period end)
Corporate Finance & Restructuring	$391,115	$55,492	14.2%	67%	$374	706
Forensic and Litigation Consulting	483,380	90,468	18.7%	69%	$321	1,154
Economic Consulting	451,040	59,282	13.1%	75%	$512	574
Technology[2]	241,310	63,545	26.3%	N/M	N/M	344
Strategic Communications[2]	189,367	22,588	11.9%	N/M	N/M	566
Total	$1,756,212	$291,375	16.6%			3,344
Unallocated Corporate		(80,823)				
Adjusted EBITDA[1]		$210,552	12.0%			

[1] See "End Notes: FTI Consulting Non GAAP Data Reconciliations" for the definitions of Adjusted EBITDA, Adjusted Segment EBITDA, and Adjusted Segment EBITDA Margin, which are non-GAAP financial measures, and the reconciliations of Adjusted EBITDA and Adjusted Segment EBITDA to the most directly comparable GAAP measures.

[2] The majority of the Technology and Strategic Communications segments' revenues are not generated based on billable hours. Accordingly, utilization and average billable rate metrics are not presented as they are not meaningful as a segment-wide metric.

FTI CONSULTING

14

Reconciliation of Non-GAAP Financial Measures: Three Months Ended December 31, 2015 and 2014 and September 30, 2015

All numbers in $000s, except for per share data

Three Months Ended December 31, Three Months Ended September 30,

2015 2014 2015

Net income $10,349 $921 $10,309

Special charges, net of tax—960 -

Remeasurement of acquisition-related contingent consideration, net of tax(115)(204) -

Loss on early extinguishment of debt, net of tax — 11,881

Adjusted Net Income(1) $10,234 $1,677 $22,190

Earnings per common share – diluted $0.25 $0.02 $0.25

Special charges, net of tax—$0.02 -

Remeasurement of acquisition-related contingent consideration, net of tax($0.01) —

Loss on early extinguishment of debt, net of tax — $0.28

Adjusted EPS – diluted(1) $0.24 $0.04 $0.53

Weighted average number of common shares outstanding – diluted 41,879 41,090 41,982

(1) See “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition of Adjusted Net Income and Adjusted Earnings per Diluted Share, which are non-GAAP financial measures.

Reconciliation of Non-GAAP Financial Measures: Twelve Months Ended December 31, 2015 and 2014

All numbers in $000s, except for per share data

Year Ended December 31,

2015 2014

Net income $66,053 $58,807

Special charges, net of tax—9,637

Remeasurement of acquisition-related contingent consideration, net of tax(1,120)(1,718)

Loss on early extinguishment of debt, net of tax 11,881 -

Adjusted Net Income(1) $76,814 $66,726

Earnings per common share – diluted $1.58 $1.44

Special charges, net of tax—$0.24

Remeasurement of acquisition-related contingent consideration, net of tax($0.02)($0.04)

Loss on early extinguishment of debt, net of tax $0.28 -

Adjusted EPS – diluted(1) $1.84 $1.64

Weighted average number of common shares outstanding – diluted 41,729 40,729

(1) See “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definitions of Adjusted Net Income and Adjusted Earnings per Diluted Share, which are non-GAAP financial measures.

Reconciliation of Net Income and Operating Income to Adjusted EBITDA: Three Months Ended December 31, 2015 and 2014

All numbers in $000s

Three Months Ended December 31, 2015	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$10,349**
Interest income and other							(392)
Interest expense							6,231
Income tax provision							7,577
Operating income[(1)]	**$17,425**	**$7,291**	**$17,836**	**$1,339**	**$6,165**	**($26,291)**	**$23,765**
Depreciation and amortization	694	998	876	4,421	491	1,343	8,823
Amortization of other intangible assets	808	522	308	198	971	-	2,807
Remeasurement of acquisition-related contingent consideration	-	-	(192)	-	-	-	(192)
Adjusted EBITDA[(1)]	**$18,927**	**$8,811**	**$18,828**	**$5,958**	**$7,627**	**($24,948)**	**$35,203**

Three Months Ended December 31, 2014	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$921**
Interest Income and other							(1,205)
Interest expense							12,488
Income tax provision							9,702
Operating income[(1)]	**$7,832**	**$16,663**	**$8,767**	**$9,194**	**$5,693**	**($26,243)**	**$21,906**
Depreciation and amortization	1,054	1,244	1,072	3,866	678	895	8,809
Amortization of other intangible assets	988	1,536	284	198	1,049	-	4,055
Special charges	-	-	-	-	-	1,628	1,628
Remeasurement of acquisition-related contingent consideration	-	-	(340)	-	-	-	(340)
Adjusted EBITDA[(1)]	**$9,874**	**$19,443**	**$9,783**	**$13,258**	**$7,420**	**($23,720)**	**$36,058**

[(1)] See "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definitions of Segment Operating Income and Adjusted EBITDA, which are non-GAAP financial measures.

FTI CONSULTING

17

Reconciliation of Net Income and Operating Income to Adjusted EBITDA: Three Months Ended September 30, 2015

All numbers in $000s

Three Months Ended September 30, 2015

Corporate Finance & Forensic and Litigation Economic Strategic Unallocated

Restructuring Consulting Consulting Technology Communications Corporate Total

Net income $10,309

Interest income and other(2,027)

Interest expense 11,696

Loss on early extinguishment of debt 19,589

Income tax provision 6,177

Operating income(1) $ 25,112 $ 11,944 $15,498 $6,830 $ 7,235($ 20,875) $45,744

Depreciation and amortization 677 925 848 3,784 499 725 7,458

Amortization of other intangible assets 873 537 308 199 983—2,900

Adjusted EBITDA(1) $ 26,662 $ 13,406 $16,654 $10,813 $ 8,717($ 20,150) $56,102

(1) See “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definitions of Segment Operating Income and Adjusted EBITDA, which are non-GAAP financial measures.

Reconciliation of Net Income and Operating Income to Adjusted EBITDA: Twelve Months Ended December 31, 2015 and 2014

All numbers in $000s

Year Ended December 31, 2015	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$66,053**
Interest income and other							(3,232)
Interest expense							42,768
Loss on early extinguishment of debt							19,589
Income tax provision							39,333
Operating income[1]	**$85,207**	**$58,185**	**$57,912**	**$22,832**	**$21,723**	**($81,348)**	**$164,511**
Depreciation and amortization	2,835	3,860	3,562	15,390	2,070	3,675	31,392
Amortization of other intangible assets	3,550	2,222	1,232	788	3,934	-	11,726
Remeasurement of acquisition-related contingent consideration	(1,491)	-	(376)	-	-	-	(1,867)
Adjusted EBITDA[1]	**$90,101**	**$64,267**	**$62,330**	**$39,010**	**$27,727**	**($77,673)**	**$205,762**

Year Ended December 31, 2014	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$58,807**
Interest Income and other							(4,670)
Interest expense							50,685
Income tax provision							42,604
Operating income[1]	**$46,913**	**$83,180**	**$55,282**	**$46,906**	**$15,603**	**($100,458)**	**$147,426**
Depreciation and amortization	3,568	4,301	4,068	15,768	2,562	3,722	33,989
Amortization of other intangible assets	5,589	3,613	1,047	852	4,420	-	15,521
Special charges	84	308	12	19	3	15,913	16,339
Remeasurement of acquisition-related contingent consideration	(662)	(934)	(1,127)	-	-	-	(2,723)
Adjusted EBITDA[1]	**$55,492**	**$90,468**	**$59,282**	**$63,545**	**$22,588**	**($80,823)**	**$210,552**

[1] See "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definitions of Segment Operating Income and Adjusted EBITDA, which are non-GAAP financial measures.

FTI CONSULTING

19

End Notes

FTI Consulting Non-GAAP Data Reconciliations

We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”) as Net Income and Earnings Per Diluted Share, respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that this measure, when considered together with our GAAP financial results, provides management and investors with a more complete understanding of our business operating results, including underlying trends, by excluding the effects of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt.

We define Segment Operating Income (loss) as a segment’s share of consolidated operating income (loss). We define Total Segment Operating Income (loss) as the total of Segment Operating Income (loss) for all segments, which excludes unallocated corporate expenses. We use Segment Operating Income (loss) for the purpose of calculating Adjusted Segment EBITDA (loss). We define Adjusted EBITDA as consolidated net income (loss) before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We define Adjusted Segment EBITDA as a segment’s share of consolidated operating income (loss) before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We define Total Adjusted Segment EBITDA as the total of Adjusted Segment EBITDA for all segments, which excludes unallocated corporate expenses. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenues. We define Adjusted Segment EBITDA margin as Adjusted Segment EBITDA as a percentage of a segment’s share of revenue. We use Adjusted Segment EBITDA to internally evaluate the financial performance of our segments because we believe it is a useful supplemental measure which reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We also believe that these measures, when considered together with our GAAP financial results, provide management and investors with a more complete understanding of our operating results, including underlying trends, by excluding the effects of remeasurement of acquisition-related contingent consideration, special charges, and goodwill impairment charges. In addition, EBITDA and Adjusted EBITDA are common alternative measures of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these measures, considered along with corresponding GAAP measures, provide management and investors with additional information for comparison of our operating results to the operating results of other companies.

Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Consolidated Statements of Comprehensive Income (loss).

Appendix

Fourth Quarter 2015
Awards & Accolades

FTI Consulting maintained top position on ***Global Arbitration Review's* 2016 International Who's Who of Commercial Arbitration list** with 34 Expert Witnesses, representing the most professionals ever recognized in one firm

Chris Osborne and James Nicholson named to ***Global Arbitration Review's* Most Highly Regarded Individuals list** in Europe, which recognizes the five most highly regarded individuals in this region

FTI Technology Receives Highest Product Score for Ringtail in Legal Review, One of Three Use Cases, in the 2015 **"Gartner Critical Capabilities for E-Discovery Report"**

LegalTech News 2015 Innovation Awards:
FTI Technology recognized as a finalist for the e-discovery review platform and best e-discovery managed service provider

Forensic & Litigation Consulting segment named a leader in ***The Legal Intelligencer's* "Best Litigation Consulting Firm"** category and by ***American Lawyer Media***

Forensic & Litigation Consulting named to ***The National Law Journal's* 2015 "Readers' Choice of Legal Services"** survey

FTI Consulting honored by the **10th Annual M&A Advisor Turnaround Awards** for the highest levels of performance during 2015 in the **distressed investing and reorganization industry**, covering lower middle market to multi-billion dollar restructurings and transactions

FTI CONSULTING

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